Certification by the Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
     In connection with the Annual Report of Enterra Energy Trust (the “Trust”) on Form 20-F for the year ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Blaine Boerchers, Chief Financial Officer of the Trust, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.
Date: June 22, 2009

By:	/s/ Blaine Boerchers
	Name:	Blaine Boerchers
	Title:	Chief Financial Officer